COLUMBIA FUNDS SERIES TRUST I
                         Columbia Strategic Income Fund
                                  (the "Fund")

                          Supplement dated May 27, 2009
            to the Prospectus and Statement of Additional Information
                    for Class J Shares dated October 1, 2008

         Class J shares of the Fund will be liquidated on or about July 27, 2009 (the "Liquidation Date"). On the Liquidation Date, or as soon thereafter as is practicable, Class J shareholders will receive proceeds equal to the net asset value of their Class J shares as of the Liquidation Date and Class J shares will be terminated as a share class of the Fund.

         Following the close of business on June 12, 2009, in anticipation of the liquidation, Class J shares of the Fund will no longer be available for purchase by new investors or current shareholders, except that, until the anticipated Liquidation Date, current shareholders may continue to make investments through automatic dividend reinvestment programs. Shareholders may choose to redeem their shares on any business day prior to the Liquidation Date.

         Effective on the Liquidation Date, the prospectus and the statement of additional information for the Fund are hereby modified to eliminate all references to Class J shares of the Fund.

        Shareholders should retain this Supplement for future reference.









INT-47/15803-0509